Exhibit 21.1
Significant Subsidiaries of Installed Building Products, Inc.

Name	Jurisdiction of Organization
A+ Insulation of Kansas City, LLC	Delaware
Accurate Insulation LLC	Maryland
Accurate Insulation of Colorado, LLC	Delaware
Accurate Insulation of Delaware, LLC	Delaware
Accurate Insulation of Upper Marlboro, LLC	Delaware
Advanced Fiber, LLC	Delaware
Advanced Insulation, LLC	Delaware
All Construction Services, LLC	Delaware
All in One & Moore Building Systems, LLC	Delaware
Alpha Insulation & Water Proofing Company	Georgia
Alpha Insulation & Water Proofing Inc.	Texas
Alpine Insulation I, LLC	Delaware
American Insulation & Energy Services, LLC	Alabama
Any Season Insulation, LLC	Delaware
Apple Valley Insulation, a BDI Company, Inc.	California
Aster Contractors Holdings, LLC	Delaware
Astro Insulation of Illinois, LLC	Delaware
Baytherm Insulation, LLC	Delaware
BDI Insulation of Idaho Falls, Inc.	Idaho
BDI Insulation of Salt Lake, LLC	Utah
BER Energy Services, LLC	Texas
Big City Insulation of Idaho, Inc.	Idaho
Big City Insulation, Inc.	Utah
B-Organized Insulation, LLC	Delaware
Broken Drum Insulation Visalia, Inc.	California
Broken Drum of Bakersfield, Inc.	California
Builders Installed Products of Maine, LLC	Delaware
Builders Installed Products of New Hampshire, LLC	Delaware
Builders Installed Products of New York, LLC	Delaware
Builders Installed Products of Vermont, LLC	Delaware
Building Materials Finance, Inc.	Delaware
C.Q. Insulation, Inc.	Florida
CLS Insulation, LLC	Delaware
Cornhusker Insulation, LLC	Delaware
Crossroads Holdings, LLC	Delaware
Division 7 8 9 Supply, LLC	Delaware
East Coast Insulators II, LLC	Delaware

Eastern Contractor Services, Limited Liability Company	New Jersey
Ecologic Energy Solutions, LLC	Delaware
Edwards/Mooney & Moses, LLC	Delaware
Elite Spray Foam of Las Vegas, LLC	Delaware
EMPER Holdings, LLC	Delaware
Energy Savers of Louisville, LLC	Delaware
Expert Insulation of Minnesota, LLC	Delaware
FiberClass Insulation, LLC	Delaware
First State Building Products, LLC	Delaware
Fort Wayne Urethane, LLC	Delaware
Garage Door Systems, LLC	Delaware
Gold Insulation, Inc.	Delaware
Gold Star Insulation, L.P.	Delaware
Green Star Plus Insulation, LLC	Delaware
G-T-G, LLC	South Carolina
Gulf Coast Insulation, LLC	Delaware
Hinkle Insulation & Drywall Company, Incorporated	Texas
Horizon Electric Services, LLC	Delaware
IBHL A Holding Company, Inc.	Delaware
IBHL B Holding Company, Inc.	Delaware
IBHL II-A Holding Company, Inc.	Delaware
IBHL II-B Holding Company, Inc.	Delaware
IBP Arctic Express, LLC	Delaware
IBP Asset II, LLC	Delaware
IBP Asset, LLC	Delaware
IBP Corporation Holdings, Inc.	Delaware
IBP Exteriors, Inc.	New Jersey
IBP Holdings II, LLC	Delaware
IBP Holdings, LLC	Delaware
IBP Legacy Glass & Supply, LLC	Delaware
IBP Logistics, LLC	Delaware
IBP of Mansfield, LLC	Delaware
IBP of Oklahoma, LLC	Delaware
IBP of San Antonio, LLC	Delaware
IBP of Toledo, LLC	Delaware
IBP Texas Assets I, LLC	Delaware
IBP Texas Assets II, LLC	Delaware
IBP Texas Assets III, LLC	Delaware
Installed Building Products - Panhandle, LLC	Delaware
Installed Building Products – Panhandle, LLC	Delaware
Installed Building Products - Portland, LLC	Oregon
Installed Building Products – Portland, LLC	Oregon

Installed Building Products II, LLC	Delaware
Installed Building Products of Fort Myers, LLC	Delaware
Installed Building Products of Houston, LLC	Delaware
Installed Building Products of Jacksonville, LLC	Delaware
Installed Building Products of Maine, LLC	Delaware
Installed Building Products of Miami, LLC	Delaware
Installed Building Products of Tampa, LLC	Delaware
Installed Building Products of Utah, LLC	Delaware
Installed Building Products of West Palm, LLC	Delaware
Installed Building Products, LLC	Delaware
Installed Building Solutions II, LLC	Delaware
Insulation Northwest, LLC	Delaware
Insulation Wholesale Supply, LLC	Nevada
InsulVail, LLC	Colorado
Key Insulation of Austin, LLC	Delaware
Key Insulation of San Antonio, LLC	Delaware
Lakeside Insulation, LLC	Delaware
Layman Brothers Insulation, LLC	Delaware
LKS Transportation, LLC	Delaware
Loveday Insulation, LLC	Delaware
M&D Insulation, LLC	Delaware
MAP Installed Building Products of Sagamore, LLC	Delaware
MAP Installed Building Products of Seekonk, LLC	Delaware
Marv’s Insulation, Inc.	Idaho
Metro Home Insulation, LLC	Delaware
Mid South Construction and Building Products, Inc.	Georgia
Mid-Atlantic Insulation, LLC	Delaware
MIG Building Systems of East Syracuse, LLC	Delaware
MIG Building Systems, LLC	Delaware
Momper Insulation of Crown Point, LLC	Delaware
Momper Insulation of Elkhart, LLC	Delaware
Momper Insulation of Fort Wayne, LLC	Delaware
Norkote of Washington, LLC	Delaware
Northwest Insulation, LLC	Delaware
OJ Insulation Holdings, Inc.	Delaware
OJ Insulation, L.P.	Delaware
Pacific Partners Insulation North, a BDI Company, LLC	Washington
Pacific Partners Insulation South, a BDI Company, LLC	Washington
Parker Insulation and Building Products, LLC	Texas
PEG, LLC	Texas
Premier Building Supply SLC, LLC	Utah
Premier Building Supply, LLC	Utah

RaJan, LLC	Ohio
Rocket Insulation, LLC	Delaware
Rockford Insulation, LLC	Delaware
Royals Commercial of Maryland, LLC	Delaware
SCE of Chicago, LLC	Delaware
Sierra Insulation Contractors II, LLC	Delaware
Southern Insulators, LLC	Delaware
Spec 7 Insulation Co., LLC	Colorado
Suburban Insulation, Inc.	Pennsylvania
Superior Insulation Services, LLC	Delaware
Superior Insulation, LLC	Delaware
TCI Contracting of Charleston, LLC	Delaware
TCI Contracting of Hilton Head, LLC	Delaware
TCI Contracting of Kentucky, LLC	Delaware
TCI Contracting of Memphis, LLC	Delaware
TCI Contracting of Nashville, LLC	Delaware
TCI Contracting of the Gulf, LLC	Delaware
TCI Contracting, LLC	Georgia
Thermal Control Insulation, LLC	Ohio
Therm-Con of Tennessee, LLC	Delaware
Tidewater Insulators, LLC	Delaware
Town Building Systems, LLC	Delaware
Trademark Roofing Company, Inc.	North Carolina
Trademark Seamless Gutter Co., Inc.	North Carolina
Trilok Industries, Inc.	Georgia
U.S. Insulation Corp.	Connecticut
Water-Tite Company, LLC	Delaware
WeatherSeal Company, LLC	Delaware
Wilson Insulation Company, LLC	Georgia